UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

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☐	Definitive Proxy Statement

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FORTRESS BIOTECH, INC.

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Your Vote Counts! FORTRESS BIOTECH, INC. 2022 Annual Meeting Vote by June 20, 2022 11:59 PM ET FORTRESS BIOTECH, INC. ATTN: ROBYN HUNTER 1111 KANE CONCOURSE SUITE 301 BAY HARBOR ISLANDS, FL 33154 D84437-P71835 You invested in FORTRESS BIOTECH, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held virtually on June 21, 2022 at 10:00 a.m., Eastern Time. Get informed before you vote View the Notice of Annual Meeting of Stockholders and Proxy Statement, 2021 Annual Report and Annual Report on Form 10-K of Fortress Biotech, Inc. online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 7, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 21, 2022 10:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/FBIO2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1 For complete information and to vote, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items D84438-P71835 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. 1. Election of Directors Nominees: 01) Lindsay A. Rosenwald, M.D.05) Dov Klein, CPA 02) Michael S. Weiss06) J. Jay Lobell 03) Jimmie Harvey, Jr., M.D.07) Eric K. Rowinsky, M.D. 04) Malcolm Hoenlein08) Kevin L. Lorenz, J.D. For 2. Advisory vote to approve the compensation of our named executive officers. For 3. Ratification of the appointment of KPMG LLP as Fortress Biotech, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2022. For 4. Amendment of the Amended and Restated Certificate of Incorporation, as amended, of Fortress Biotech, Inc., in Article IV, Section A, to increase the number of authorized shares of Common Stock from 170,000,000 to 200,000,000. For 5. Amendment of the 2013 Stock Incentive Plan, as amended, of Fortress Biotech, Inc. to increase the number of shares of Common Stock issuable thereunder from 13,000,000 to 16,000,000. For NOTE: In its discretion, the proxy is authorized to vote upon such other business as may properly come before the Annual Meeting.